CUSIP Number 125677104                                       NASDAQ Symbol CMAFX


                                CM ADVISERS FUND

               A NO-LOAD SERIES OF THE CM ADVISERS FAMILY OF FUNDS





            TABLE OF CONTENTS

The Fund's Investment Objective
and Principal Investment Strategy........ 3
Principal Risks of Investing in the Fund. 5
Past Performance......................... 7                PROSPECTUS
Fees and Expenses of the Fund............ 8              June 28, 2005
Management and Administration............ 9
Investing in the Fund....................11
Purchasing Shares........................12
Redeeming Shares.........................14                Managed By
Frequent Purchases and Redemptions.......16
Additional Information About                     Van Den Berg Management, Inc.
Purchases and Redemptions................17         (d/b/a CM Fund Advisers)
Distributions............................17     805 Las Cimas Parkway, Suite 430
Federal Taxes............................17           Austin, Texas 78746
Financial Highlights.....................19

This Prospectus includes important information about the CM Advisers Fund (the "Fund"), a series of the CM Advisers Family of Funds (the "Trust") that you should know before investing. You should read the Prospectus and keep it for future reference. For questions or for Shareholder Services, please call (800) 773-3863.

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These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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        The Fund's Investment Objective and Principal Investment Strategy

     The Fund's investment objective is long-term growth of capital. The Fund's investment objective may be changed without shareholder approval. To meet its investment objective, the Fund primarily seeks to purchase equity securities of U.S. companies that the Fund's investment adviser, Van Den Berg Management, Inc. d/b/a CM Fund Advisers (the "Adviser"), believes are undervalued. The Fund typically invests in common stocks, although it may also invest in other equity securities (e.g., preferred stocks, convertible bonds, convertible preferred stocks, and warrants). In addition, the Fund retains the flexibility to invest in fixed income securities (e.g., corporate or government bonds) or cash or cash equivalent positions (e.g. money market instruments, U.S. Government obligations, commercial paper, repurchase agreements and other cash or cash equivalent positions) when the Adviser believes they offer more attractive opportunities.

     Equity Securities. To select equity securities for the Fund's portfolio, the Adviser:
                                         ______________________________________
     o    Applies proprietary research   Intrinsic  value  is  a  concept  that
          models   to    determine   a   refers to what a company  is  "really"
          company's   intrinsic  value   worth.  Investment  advisers  that use
          (see    side   box   for   a   intrinsic  value  (like  the  Adviser)
          discussion   of   "intrinsic   believe  that a  company's  real value
          value");                       can be best  determined  by  analyzing
                                         business,  financial and other factors
     o    Compares    the    company's   about the company and its market,  and
          intrinsic   value   to   the   that   a   company's    market   price
          market    prices    of   the   gravitates  toward its intrinsic value
          company's securities; and      over time. Accordingly,  if the market
                                         price of the  company's  securities is
     o    Seeks  to  purchase   equity   above the Adviser's  determination  of
          securities of companies that   its  intrinsic   value,   the  Adviser
          appear to be bargains (i.e.,   believes  that the market  price will,
          securities  that are trading   over time,  fall.  If the market price
          at a significant discount to   is below its intrinsic value, then the
          their intrinsic value).        Adviser  believes it will,  over time,
                                         rise.
                                         ______________________________________

     In an effort to determine a company's intrinsic value, the Adviser analyzes various quantitative, qualitative, fundamental and other factors about a company and its business. Information considered may include, without limitation, a company's cash flows, earnings before interest, taxes, depreciation, and amortization (EBITDA), price-to-earnings ratios, and business plans. The Adviser also monitors acquisition prices for companies in various industries, and may communicate with companies, their suppliers and customers as part of its research process. Because a company's business, financial, and market circumstances are always changing, the Adviser evaluates intrinsic value for companies in and out of its portfolio on a regular basis. The Fund generally sells securities when the Adviser believes that they no longer represent attractive opportunities, or that they are unlikely to benefit from current business, market and economic conditions. The Fund may also sell equity securities when the Adviser believes other opportunities are more attractive.

     The Fund typically invests in equity securities of U.S. companies, but may also invest in foreign companies. The Fund may invest in equity securities of companies of any size, although equity securities of small companies (generally companies with $2 billion or less in market capitalization) typically represent between 25% and 60% of the Fund's common stock positions. The Fund's equity securities are generally traded on a national securities exchange or over-the-counter. As a non-diversified investment company, the Fund may hold a small number of equity securities (e.g., as few as 12, even when fully invested).

     Fixed Income Securities. While income from debt securities (i.e., interest payments to be made on bonds and notes) will be a consideration in analyzing potential fixed income securities for the Fund, the Adviser's primary criteria for debt securities relates to their appreciation potential. To select fixed income securities for the Fund, the Adviser generally:

     o    Reviews the maturity, rating (e.g., by Standard & Poor's, Moody's or a
          similar   rating   agency)  and  yield  of  a  debt   security,   both
          independently and in relation to the Fund's current portfolio;

     o Analyzes the current and projected financial and economic conditions of the issuer and the market for its securities using proprietary research models; and

     o Seeks to purchase debt securities that the Adviser believes (i) fit the desired mix of fixed income securities for the portfolio (e.g., the types of securities, maturities and yields then targeted for the
          Fund); and (ii) offer opportunities for price appreciation.

     The Fund may sell fixed income securities when the Adviser believes that they no longer represent attractive values, or no longer fit the desired mix of securities for the Fund. The Fund may also sell fixed income securities when the Adviser believes other opportunities are more attractive, or when the Adviser wishes to reduce the percentage of fixed income securities in the Fund's portfolio.

     The Fund may purchase fixed income securities of any credit quality. Accordingly, the Fund may hold debt securities that receive the highest ratings from Moody's, Standard & Poor's or a similar rating agency, or lower rated debt instruments, such as junk bonds. The Fund may also purchase fixed income securities issued by any size company, municipality or government body, without limitation.

     While the Fund's primary focus is investment in equity and fixed income securities, as noted above, the Fund has the flexibility to invest in cash or cash equivalent positions when the Adviser believes the equity and fixed income securities markets offer limited investment opportunity or are overpriced. The Fund may hold cash or cash equivalent positions for extended periods of time while the Adviser waits for the equity and fixed income securities markets to offer more attractive opportunities.

     Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

     Non-Diversified Fund. The Fund is a "non-diversified" investment company. Many mutual funds elect to be "diversified" funds that, as to 75% of their assets, cannot invest more than 5% of their assets in any one security at any given time. A non-diversified fund is not subject to this limitation, and so it may hold a relatively small number of securities in its portfolio. Even a non-diversified fund has to have some diversification for tax purposes. In order to deduct dividends distributed to shareholders under the tax code, mutual funds are required, at the end of each quarter of the taxable year, to have (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, limited with respect to any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

     Portfolio Turnover. Although  the       __________________________________
Fund's strategy emphasizes longer-term       "Portfolio  Turnover"  is a ratio
investments  that typically  result in       that   indicates  how  often  the
portfolio turnover less than 100%, the       securities  in  a  mutual  fund's
Fund may,  from  time to time,  have a       portfolio  change during a year's
higher  portfolio  turnover  when  the       time. In general,  higher numbers
Adviser's implementation of the Fund's       indicate  a  greater   number  of
investment  strategy  or  a  temporary       changes,    and   lower   numbers
defensive  position  results  in  more       indicate  a  smaller   number  of
frequent portfolio trading.  Since the       changes.
Fund's   trades   cost   the   Fund  a       ___________________________________
brokerage  commission,  high portfolio
turnover may have a significant adverse impact on the Fund's performance. In addition, because sales of securities in the Fund's portfolio may result in taxable gain or loss, high portfolio turnover may result in significant tax consequences for shareholders. For example, if the Fund experiences high portfolio turnover in a given year, such turnover would likely result in short-term capital gains. Shareholders will be taxed on short-term capital gains at ordinary income tax rates.

     Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

     Additional Information About the Fund's Investment Objective and Strategy. An investment in the Fund should not be considered a complete investment program. An investor's needs will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle.


                    Principal Risks of Investing in the Fund

     All investments carry risks, and investment in the Fund is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Fund. To help you understand the risks of investing in the Fund, the principal risks of an investment in the Fund are generally set forth below:

o Market risk - Stock prices are volatile. Market risk refers to the risk that the value of securities in the Fund's portfolio may decline due to daily fluctuations in the securities markets generally. The Fund's performance per share will change daily based on many factors that may generally affect the stock market, including fluctuation in interest rates, national and international economic conditions and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Fund's portfolio) may decline, regardless of their long-term prospects.

o Interest rate risk - Increases in interest rates typically lower the present value of a company's future earnings stream. Since the market price of a stock changes continuously based upon investors' collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

o Management style risk - Different styles of management tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund intends to invest in value-oriented stocks (stocks that the Adviser believes are undervalued), the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks (e.g., "growth" stocks selected for growth potential), or that have a broader investment style.

o Business and sector risk - From time to time, a particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry. For instance, economic or market factors; regulation or deregulation; and technological or other developments may negatively impact all companies in a particular industry. To the extent the Fund invests heavily in a particular industry that experiences such a negative impact, the Fund's portfolio will be adversely affected.

o Small company risk - Stocks of smaller companies may have more risks than those of larger companies. In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

o Non-diversified fund risk - In general, a non-diversified fund may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

o Foreign securities risk - Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, nationalization of companies or industries. In addition, the dividend and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes. Foreign securities also involve currency risks, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

o Bond interest rate risk - The Fund's bond portfolio will be subject to the risks that, in general, bond prices will rise when interest rates fall and will decline when interest rates rise. These fluctuations in bond prices will be more marked with respect to long-term bonds than with respect to short-term bonds. In addition, the prices of lower coupon bonds are generally more volatile than higher coupon bonds of the same approximate maturity and credit quality.

o Credit risk - The Fund's bond portfolio will also be subject to credit risks. Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest payments on their bonds when due.
     Additionally, bond issuers may be unable to repay the principal upon maturity of their bonds. These sorts of "credit risks" are reflected in the credit ratings assigned to bond issues by companies like Moody's or Standard & Poor's, and may cause the price of an issuer's bond to decline and may affect liquidity for the security. Normally, bonds with lower credit ratings will have higher yields than bonds with the highest credit ratings, reflecting the relatively greater risk of bonds with lower credit ratings. Bonds with the lowest credit ratings and highest yields are generally considered junk bonds, which would be subject to the highest bond credit risk.

                                Past Performance

         The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE]

                             Calendar Year Returns
                             ---------------------
                                  2004 - 6.69%

     o During the one-year period shown in the bar chart above, the highest return for a calendar quarter was 2.63% (quarter ended December 31, 2004).
     o During the one-year period shown in the bar chart above, the lowest return for a calendar quarter was 0.83% (quarter ended June 30, 2004).
     o The calendar year-to-date return as of the most recent calendar quarter was 1.77% (quarter ended March 31, 2005).
     o The Redemption Fee (equal to 1.00% of the value of shares within one year of purchase) is not included in these calculations. If that fee were included, your costs would be higher.

     The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------- ------------- --------------
    Average Annual Total Returns                        Past 1         Since
  Periods Ended December 31, 2004                        Year        Inception*
--------------------------------------------------- ------------- --------------
CM Advisers Fund**
   Before taxes                                          6.69%          7.86%
   After taxes on distributions                          6.65%          7.83%
   After taxes on distributions and sale of shares       4.41%          6.71%
--------------------------------------------------- ------------- --------------
Russell 3000(R) Index ***                               11.95%         20.45%
--------------------------------------------------- ------------- --------------

     *    May 13, 2003 (commencement of operations of the Fund)
     ** The Redemption Fee (equal to 1.00% of the value of shares within one year of purchase) is not included in these calculations. If that fee were included, your costs would be higher.
     *** The Russell 3000(R) Index is a widely recognized unmanaged index of common stocks of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in this index. This index does not have an investment adviser and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes its returns would be lower.

                          Fees and Expenses of the Fund

     The following table is designed to help you understand the expenses paid by shareholders in the Fund. Actual expenses may be different from those shown. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        Shareholder Transaction Expenses
                    (fees paid directly from your investment)
                    -----------------------------------------

    Sales load.................................................. None
    Redemption Fees (as a % of amount redeemed)................. 1.00%^1
    Exchange Fees............................................... None

                         Annual Fund Operating Expenses
                    (expenses that are deducted from assets)
                    ----------------------------------------

    Management Fees............................................. 1.25%
    Distribution and/or Service (12b-1) Fees.................... 0.25%
    Other Expenses.............................................. 0.53%
                                                                 -----
    Total Annual Fund Operating Expenses........................ 2.03%^2,3
                                                                 =====

^1 The redemption fee (the "Redemption Fee") is charged upon any redemption of Fund shares occurring within one year following the issuance of such shares. The Redemption Fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discourage short-term trading of Fund shares. The Redemption Fee does not apply to shares purchased by reinvesting dividends or capital gain distributions, or on amounts representing capital appreciation of shares. See the section entitled "Redeeming Shares - Fees on Redemptions" for additional information regarding the applicability of the Redemption Fee.

^2 "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended February 28, 2005, and do not reflect certain waivers of fees and reimbursement of expenses by the Adviser that lowered the Fund's actual operating expenses as described in footnote 3. The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 2.00% of the average daily net assets of the Fund for the fiscal year ending February 28, 2006. As a result, the Fund's "Total Annual Fund Operating Expenses" (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) will be limited to 2.25%. It is expected that the Expense Limitation Agreement will continue from year-to-year, provided such continuance is approved by the Board of Trustees of the Fund.

^3 For the fiscal year ended February 28, 2005, the Adviser voluntarily waived a portion of its investment advisory fees above amounts necessary to limit the Fund's expenses below the Expense Limitation Agreement level. Additionally, all the fees payable under the Fund's Rule 12b-1 Plan were waived during the fiscal year ended February 28, 2005. As a result of these additional waivers that took place during the fiscal year ended February 28, 2005, as a percentage of the average daily net assets of the Fund, the Fund's actual Total Annual Fund Operating Expenses were as follows:

           Actual Total Annual Fund Operating Expenses
           for the fiscal year ended February 28, 2005........1.50%

There can be no assurance that these voluntary additional waivers will continue in the future.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 year            3 years           5 years          10 years
      ------            -------           -------          --------
       $206              $637              $1,093           $2,358

The Redemption Fee (equal to 1.00% of the value of shares within one year of purchase) is not included in these calculations. If that fee were included, your costs would be higher.


                          Management and Administration

     Investment Adviser. Van Den Berg Management, Inc. (d/b/a CM Fund Advisers) serves as the Fund's investment adviser who manages the investments in the Fund's portfolio. The Adviser's principal office is located at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746. The Adviser has been engaged in the investment advisory business since 1974 and, as of February 28, 2005 managed approximately $2.25 billion under the assumed (d/b/a) name "Century Management."

     The Adviser has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund, under which the Adviser selects the securities and manages the investments for the Fund, subject to the oversight of the Fund's Board of Trustees (the "Trustees"). Under the Advisory Agreement, the Fund pays the Adviser a monthly fee based on an annualized rate of 1.25% of the average daily net asset value of the Fund. The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under the Rule 12b-1 Plan) to not more than 2.00% of the average daily net assets of the Fund for the fiscal year ending February 28, 2006. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees.

     The Adviser is controlled by Arnold Van Den Berg, who owns a controlling interest in the Adviser. Mr. Van Den Berg also serves as the Chairman of the Board of Trustees that oversees the management and administration of the Fund. Mr. Van Den Berg founded the Adviser in 1974, and has worked in the investment management business for over 35 years.

     Mr. Van Den Berg and James Brilliant, a Vice President and Senior Research Analyst for the Adviser, serve as the portfolio managers for the Fund. Mr. Brilliant is a Chartered Financial Analyst (CFA) and has been employed by the Adviser since 1986. Mr. Brilliant has more than 18 years of investment management and financial analysis experience. The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

     During the Fund's last fiscal year, in accordance with the Expense Limitation Agreement, the Adviser waived a portion of its fee in the amount of $164,720. As a result, the fee paid to the Adviser by the Fund as a percentage of average annual net assets for the last fiscal year was 0.97%.

     Board of Trustees. The Fund is a series of the CM Advisers Family of Funds, an open-end management investment company organized as a Delaware statutory trust on November 22, 2002. The Board of Trustees of the Trust supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund's business affairs.

     Administrator. The Nottingham Company (the "Administrator") serves as the Fund's administrator, assist in the coordination of the services of the Fund's vendors, and provides the Fund with certain administrative, fund accounting and compliance services.

     Transfer Agent. NC Shareholder Services, LLC (the "Transfer Agent") serves as the transfer agent and dividend-disbursing agent of the Fund. As indicated later in this Prospectus under the caption "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.

     Custodian. Wachovia Bank, N.A. (the "Custodian") serves as the custodian of the Fund's securities.

     Distributor and Distribution of Shares. Capital Investment Group, Inc. (the "Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or other approved entities. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's shares (this compensation is commonly referred to as "12b-1 fees").

     The Distribution Plan provides that the Fund will pay the annual rate of up to 0.25% of the average daily net assets of the Fund for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Other Expenses. In addition to the 12b-1 fees and the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation, the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

                              Investing in the Fund

     Minimum Initial Investment. The Fund's shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell shares in the Fund. The minimum initial investment for the Fund is generally $100,000 for taxable, tax deferred and tax exempt accounts. Notwithstanding the foregoing, the Fund's Trustees and officers, the Adviser's investment management clients, personnel, officers, directors and employees, and their respective immediate family members may open a taxable account in the Fund with a minimum initial investment of $5,000, and a deferred or tax exempt account with a minimum initial investment of $1,000. The Fund may, at the Adviser's sole discretion, accept accounts with less than the minimum investment.

     Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Fund in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

     The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to the Fund's net asset value calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation. Pursuant to policies adopted by the Trustees, the Adviser consults with the Administrator on a regular basis regarding the need for fair value pricing. The Adviser is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

     Other Matters. Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.


                                Purchasing Shares

     The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the Fund in good form. Orders will be priced at the next calculation of the Fund's net asset value after the authorized broker or broker-authorized designee receives the orders. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

     Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders and traveler's checks will not be accepted by the Fund. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the "CM Advisers Fund" to:

             CM Advisers Family of Funds
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

     The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

     If checks are returned due to insufficient funds or other reasons, the purchase will be cancelled. The Fund will charge the prospective investor a $20 fee for the cancelled check and may redeem shares of the Fund already owned by the prospective investor or another identically registered account to recover any such losses. The prospective investor will also be responsible for any losses or expenses incurred by the Fund, the Administrator, or the Transfer Agent in connection with respect to any cancelled check.

     Bank Wire Purchases. Purchases may also be made through bank wire orders. To es tablish a new account or add to an existing account by wire, please call 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your financial institution use the following wire instructions:

             Wachovia Bank, N.A.
             Charlotte, North Carolina
             ABA # 053000219
             For the:  CM Advisers Fund
             Acct. # 2000008639057
             For further credit to (shareholder's name and SSN or TIN)

     Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment for any account is $1,000, except under the automatic investment plan discussed below. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for bank wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment. The Fund may, at the Adviser's sole discretion, accept additional investments for less than the minimum additional investment.

     Automatic Investment Plan. Shareholders who have met the Fund's minimum investment criteria may participate in the Fund's automatic investment plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder's checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

     Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. If after opening the investor's account, the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

                                Redeeming Shares

     Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             CM Advisers Family of Funds
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

     Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the Fund, account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and
     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

     Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

     Telephone and Bank Wire Redemptions. Unless you specifically decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by calling 1-800-773-3863; provided that you confirm your telephone instructions later in writing. The Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax# 252-972-1908). The confirmation instructions must include the following:

     (1)  Name of Fund;
     (2)  Shareholder name(s) and account number;
     (3)  Number of shares or dollar amount to be redeemed;
     (4)  Instructions  for transmittal of redemption  funds to the shareholder;
          and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

     Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to insure instructions are genuine.

     Minimum Account Size. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder's account if, as a result of redemptions or transfers (but not required IRA distributions), the account's balance falls below the minimum initial investment required for your type of account (see "Minimum Initial Investment" above). The Fund will notify you if your account falls below the required minimum. If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

     Redemptions In Kind. The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind. However, the Fund reserves the right to meet redemption requests by payment in kind where it believes it is in the best interest of the Fund and the remaining shareholders. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold.

     Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

     Fees on Redemptions. As explained under "Fees and Expenses of the Fund," the Fund charges a Redemption Fee of 1.00% of the amount redeemed on redemptions of Fund shares occurring within one year following the issuance of such shares. The Redemption Fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discourage short-term trading of Fund shares. No Redemption Fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a Redemption Fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of shares held by the shareholder for the longest period of time.

                       Frequent Purchases and Redemptions

     Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Adviser of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund. These capital gains would likely include short-term capital gains taxed at ordinary income tax rates.

     The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund. Under the Fund's policy, the Adviser has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Adviser believes the investor has a pattern of Frequent Trading that the Adviser considers not to be in the best interests of the other shareholders. To assist the Adviser in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of the Fund's shareholder trades to the Adviser. The Transfer Agent also assists the Adviser in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading.

     Under the Fund's policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction. This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange shares of the Fund without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange shares of the Fund without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. Also, the policy will not apply if the Adviser determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions. In such a case the Adviser may choose to accept further purchase and/or exchange orders for such investor account.

     The Fund also charges a Redemption Fee on redemptions of Fund shares occurring within one year of the issuance of such shares. The fee is intended to defray the costs of liquidating an investor's position in the Fund and to discourage the short-term trading of Fund shares. See the section entitled "Redeeming Shares - Fees on Redemptions" for additional information on the Redemption Fee.



             Additional Information About Purchases and Redemptions

     Telephone Purchases by Securities Firms. Brokerage firms that are NASD members may telephone the Transfer Agent at 1-800-773-3863 and buy shares for investors who have investments in the Fund through the brokerage firm's account with the Fund. By electing telephone purchase privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to follow these established procedures, they may be liable. The Fund may modify or terminate these telephone privileges at any time.

     Miscellaneous. The Fund reserves the right to: (i) refuse to accept any request to purchase shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.


                                  Distributions

     The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund.


                                  Federal Taxes

     The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences of investing in the Fund.

     Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid to shareholders in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

     In general, a shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2005) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisers to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

                              Financial Highlights

     The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data in the table have been derived from audited financial statements of the Fund. The financial data for the fiscal year and period below have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report covering such period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report and Semi-annual Report of the Fund, copies of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.

                 (For a Share Outstanding Throughout the Period)

-----------------------------------------------------------------------------------------------------------
                                                                Year ended             Period ended
                                                             February 28, 2005      February 29, 2004 (a)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........................  $     10.74            $     10.00

  Income from investment operations
   Net investment income (loss) ..............................         0.01                  (0.01)
   Net realized and unrealized gain on investments ...........         0.78                   0.75
                                                                -----------            -----------
    Total from investment operations .........................         0.79                   0.74
                                                                -----------            -----------
  Distributions to shareholders from
   Net realized gain from investment transactions ............        (0.03)                  0.00
                                                                -----------             ----------
Net asset value, end of period ...............................  $     11.50            $     10.74
                                                                ===========            ===========
Total return .................................................         7.36 %                 7.40 %
                                                                ===========            ===========
Ratios/supplemental data
  Net assets, end of period ..................................  $79,992,158            $36,588,606
                                                                ===========            ===========
  Ratio of expenses to average net assets
   Before expense reimbursements and waived fees .............         2.03 %                 2.84 % (b)
   After expense reimbursements and waived fees ..............         1.50 %                 1.50 % (b)
  Ratio of net investment income (loss) to average net assets
   Before expense reimbursements and waived fees .............        (0.43)%                (1.64)% (b)
   After expense reimbursements and waived fees ..............        (0.10)%                (0.30)% (b)

  Portfolio turnover rate ....................................        18.08 %                 6.26 %


(a) For the period beginning May 13, 2003 (commencement of operations) to February 29, 2004.
(b)  Annualized.

_______________________________________     ____________________________________


           CM ADVISERS FUND                         CM ADVISERS FUND

_______________________________________     ____________________________________
Additional   information   about   the
Fund's investments is available in the
Fund's Annual and Semi-annual  Reports
to shareholders.  In the Fund's Annual
Reports, you will find a discussion of
the market  conditions  and investment
strategies that significantly affected
the Fund's performance during its last
fiscal year.

Also,   a  Statement   of   Additional
Information  about  the  Fund has been
filed with the Securities and Exchange
Commission.  This Statement  (which is
incorporated   in  its   entirety   by
reference in this Prospectus) contains
more  detailed  information  about the
Fund.

The  Fund's  Annual  and   Semi-annual                PROSPECTUS
Reports  and the Fund's  Statement  of
Additional  Information  are available               June 28, 2005
without charge upon written request to
Van Den Berg Management, Inc. d/b/a CM
Fund Advisers,  805 Las Cimas Parkway,
Suite 430,  Austin,  Texas 78746 or by
calling us at 1-800-773-3863.

You can also  review or obtain  copies
of  these   reports  by  visiting  the
Securities  and Exchange  Commission's
Public  Reference  Room in Washington,
D.C. or by sending  your request and a
duplicating    fee   to   the   Public
Reference    Room   Section   of   the
Commission, Washington, DC 20549-6009.
Information  on the  operation  of the
Public  Reference Room may be obtained
by   calling   the    Commission    at
1-800-SEC-0330.

Reports  and other  information  about
the Fund can also be viewed  online on
the  Commission's   Internet  site  at
http://www.sec.gov.



CM Advisers Family of Funds Investment
Act File Number: 811-21260

                                CM Advisers Fund
                                     of the
                           CM Advisers Family of Funds

                        805 Las Cimas Parkway, Suite 430
                               Austin, Texas 78746

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 28, 2005

     The CM Advisers Fund (the "Fund") is the sole series of the CM Advisers Family of Funds (the "Trust"), an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") as required by the Investment Company Act of 1940, as amended (the "1940 Act").

     This Statement of Additional Information (the "SAI") is not a prospectus, and it should be read in conjunction with the Fund's prospectus dated June 28, 2005, as the same may be amended from time to time (the "Prospectus"). No investment in shares of the Fund should be made solely upon the information contained in the SAI. Copies of the Prospectus may be obtained, without charge, by calling the Fund at 1-800-773-3863 or writing to Van Den Berg Management, Inc. d/b/a CM Fund Advisers, the Fund's investment adviser (the "Adviser") at the following address:

              Van Den Berg Management, Inc. d/b/a CM Fund Advisers
                        805 Las Cimas Parkway, Suite 430
                               Austin, Texas 78746

     The Fund issues an annual report (the "Annual Report") after the end of each fiscal year that includes a report from the Fund's management on the Fund's operation and performance, and audited financial statements for the Fund. Information from the Annual Report is incorporated by reference into this SAI. Copies of the Annual Report may be obtained at no charge by calling or writing the Fund at the phone number and address shown above.

                           CM ADVISERS FAMILY OF FUNDS

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES, POLICIES AND RISKS.....................................1
   General Investment Securities..............................................1
   Equity Securities..........................................................1
   Investments in Small-Cap Companies.........................................1
   Companies with Unusual Valuations Based on Many Traditional Methods........1
   Foreign Securities.........................................................2
   Convertible Securities.....................................................2
   Real Estate Securities.....................................................3
   Corporate Debt Securities..................................................3
   Money Market Instruments...................................................3
   U.S. Government Securities.................................................3
   Repurchase Agreements......................................................4
   Reverse Repurchase Agreements..............................................4
   Illiquid Investments.......................................................4
   Restricted Securities......................................................4
   Options....................................................................4
   Futures Contracts..........................................................5
   Forward Commitment & When-Issued Securities................................7
   Short Sales of Securities..................................................8
   Investment in Companies with Business Related to Commodities ..............8
   Lending of Portfolio Securities............................................9
   Lack of Diversification....................................................9
   Temporary Defensive Positions.............................................10
   Borrowing.................................................................10

INVESTMENT RESTRICTIONS......................................................10
   Fundamental Restrictions..................................................10
   Non-Fundamental Restrictions..............................................11

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION..............................11
   Brokerage Selection.......................................................11
   Aggregated Trades.........................................................12
   Portfolio Turnover........................................................13

DESCRIPTION OF THE TRUST.....................................................13

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS.......................14
   Trustees and Officers.....................................................14
   Trustee Standing Committees...............................................16
   Beneficial Equity Ownership Information...................................16
   Approval of the Investment Advisory Agreement.............................17
   Compensation..............................................................17
   Principal Holders of Voting Securities....................................18

MANAGEMENT AND ADMINISTRATION................................................18
   Investment Adviser........................................................18
   Compensation of Portfolio Managers........................................19

   Ownership of Fund Shares by Portfolio Managers............................19
   Other Accounts Managed by Portfolio Managers..............................19
   Portfolio Managers' Conflicts of Interests................................19
   Administrator.............................................................20
   Transfer Agent............................................................21
   Distributor...............................................................21
   Custodian.................................................................22
   Compliance Services Administrator.........................................22
   Independent Registered Public Accounting Firm.............................22
   Legal Counsel.............................................................22

CODE OF ETHICS...............................................................22

PROXY VOTING POLICIES........................................................22

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................23

PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES......................23
   Purchases.................................................................23
   Redemptions...............................................................24
   Additional Information....................................................25

NET ASSET VALUE..............................................................26

ADDITIONAL TAX INFORMATION...................................................27

ADDITIONAL INFORMATION ON PERFORMANCE........................................29
   Lipper Analytical Services, Inc...........................................31
   Morningstar, Inc..........................................................31

FINANCIAL STATEMENTS.........................................................32

APPENDIX A...................................................................33
   Description of Ratings....................................................33

APPENDIX B...................................................................38
   Trust's Proxy Voting and Disclosure Policy................................39
   Adviser's Proxy Voting and Disclosure Policy..............................43

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The CM Advisers Family of Funds (the "Trust") was organized on November 22, 2002 as a Delaware statutory trust. The sole series of shares of the Trust is the CM Advisers Fund (the "Fund"), an open-end management investment company. The Prospectus describes the Fund's investment objective and principal investment strategy, as well as the principal investment risks of the Fund. The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund. Attached to the SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for certain securities in which the Fund may invest.

     General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund's investment program will be successful. Investors should carefully review the descriptions of the Fund's investments and their risks described in the Prospectus and this SAI.

     Equity Securities. The equity portion of the Fund's portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

     Investments in Small-Cap Companies. The Fund may invest a significant portion of its assets in securities of companies with small market capitalizations. Certain small-cap companies may offer greater potential for capital appreciation than larger companies. However, investors should note that this potential for greater capital appreciation is accompanied by a substantial risk of loss and that, by their very nature, investments in small-cap companies tend to be very volatile and speculative. Small-cap companies may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods and services for a limited market. For example, they may be developing or marketing new products or services for markets which are not yet established or may never become established. In addition, small-cap companies may have or will develop only a regional market for products or services and thus be affected by local or regional market conditions. Also, small-cap companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant in their industries and be subject to or become subject to intense competition from larger companies. Due to these and other factors, the Fund's investments in small-cap companies may suffer significant losses. Further, there is typically a smaller market for the securities of a small-cap company than for securities of a large company. Therefore, investments in small-cap companies may be less liquid and subject to significant price declines that result in losses for the Fund.

     Companies with Unusual Valuations based on Many Traditional Methods. The Fund may invest in securities of companies whose market prices grow and very quickly reflect unreasonable valuations by traditional valuation techniques. Many of these types of companies have a low level of revenues relative to their market capitalization, and many are not yet profitable.

     Since the prices of the securities of these companies do not reflect the usual relationships between price and corporate revenues, income or profits, investments in these securities are accompanied by a substantial risk of loss because of their volatility and speculative nature. Numerous factors may cause the prices of these securities to fall precipitously, which may cause the Fund to sustain substantial losses on any investments in such companies. These factors include, but are not limited to, market participants evaluating these securities using more traditional valuation techniques, investors taking less interest in these securities, a general downturn in the market for these securities, or adverse changes in market participants' expectations regarding the potential markets, revenues, income or profitability for these types of companies.

     Foreign Securities. The Fund may invest directly in foreign equity securities traded on U.S. national exchanges or over-the-counter and in foreign securities represented by ADRs, as described below. The Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, and transaction costs of foreign currency conversions.

     American Deposition Receipts ("ADRs") provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     Convertible Securities. Although the equity investments of the Fund consist primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, the Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The Fund's ability to invest in warrants may be limited by the Fund's investment restrictions.

     Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

     Corporate Debt Securities. The Fund's fixed income investments may include corporate, municipal or other government debt securities. Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity or yield. Accordingly, the Fund's debt securities may include "investment grade" securities (those rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Ratings Services ("S&P's") or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of equivalent quality in the Adviser's opinion). In addition, the Fund's debt securities may include lower-rated debt securities including, without limitation, junk bonds. Debt obligations rated Baa by Moody's or BBB by S&P's or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody's or lower than BBB by S&P's or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. Descriptions of the quality ratings of Moody's, S&P's and Fitch are contained in this SAI. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

     Money Market Instruments. The Fund may invest in money market instruments including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund. Money market instruments also may include Banker's
Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's, S&P's, or Fitch or, if not rated, of equivalent quality in the Adviser's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

     U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g.

GNMA), others are not. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund's shares.

     Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser's holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.

     Reverse Repurchase Agreements. The Fund may also be involved with reverse repurchase agreements. Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

     Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees of the Trust ("Trustees"), the Adviser determines the liquidity of the Fund's investments, and through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

     Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     Options. The Fund may purchase and write put and call options on securities. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

     Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC"). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund's open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its initial and variation margin deposits.

     The Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

     By establishing an appropriate "short" position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

     Options on Futures Contracts. The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

     The Fund will write options only on futures contracts that are "covered." The Fund will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). The Fund will be considered "covered" with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract. The Fund will be considered "covered" with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

     Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

     If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

     Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

     The purchase of put options on futures contracts may be used as a means of hedging the Fund's portfolio against a general decline in market prices. The purchase of a call option on a futures contract may represent a means of hedging the Fund's portfolio against a market advance when the Fund is not fully invested.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund's holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

     Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Options and futures can be volatile instruments and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market. The Fund will not engage in transactions in futures contracts and related options for speculation. In addition, the Fund will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as defined under the CFTC regulations); or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are "in-the-money" (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund's total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by the Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by the Fund, the securities underlying such futures contracts or options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

     Forward Commitment & When-Issued Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

     Short Sales of Securities. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. The Fund then sells the borrowed security to a buyer in the market. The Fund will then cover the short position by buying shares in the market either (1) at its discretion; or (2) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on the Fund's books and/or in a segregated account at the Fund's custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender. In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Fund's short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund's short position obligations.

     In addition, the Fund may make short sales "against the box," i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

     Investments in Companies with Business Related to Commodities. As explained under "Fundamental Restrictions" below, the Fund does not invest directly in commodities. However, the Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.), or in registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities).
Investments in equity securities of companies involved in mining or related precious metals industries, and the value of investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movements, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such businesses or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodities markets generally.

     Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by the Trustees. In determining whether the Fund will lend securities, the Adviser will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Adviser. Each loan of securities will be collateralized by cash, securities or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

     The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

     Lack of Diversification. The Fund is a non-diversified Fund, which means that it has not made an election to be a "diversified" investment company under the 1940 Act. Many mutual funds elect to be "diversified" funds that, as to 75% of their assets, cannot invest more than 5% of their assets in any one security at any given time. A non-diversified fund is not subject to this limitation, and so it can hold a relatively small number of securities in its portfolio. Even a non-diversified fund has to have some diversification for tax purposes, though. Under the tax code, all mutual funds are required, at the end of each quarter of the taxable year, to have (1) at least 50% of the market value of the Fund's total assetsinvested in cash, U.S. government securities, the securities of other regulated investment companies, and other securities, limited with respect to any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (2) not more than 25% of the value of its total assets invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

     Subject to the requirements of the tax code and the Fund's investment restrictions (see description below under "Investment Restrictions"), the Fund may make significant investments in the securities of a particular issuer, select companies in a particular industry, or select companies in a sector within a particular industry. Such a concentration of Fund investments exposes the Fund to additional risks, and greater potential for significant share price fluctuation. The Fund may or may not have a diversified portfolio of investments at any given time, and may have large amounts of assets invested in a very small number of companies, industries, or securities. Such lack of diversification substantially increases market risks and the risk of loss associated with an investment in the Fund, because the value of each security will have a greater impact on the Fund's performance and the value of each shareholder's investment. When the value of a security in a non-diversified fund falls, it may have a greater impact on the fund than it would have in a diversified fund.

     Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

     Borrowing. The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, the Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes. In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund's costs and thus reduce the value of the Fund's assets.

                             INVESTMENT RESTRICTIONS

     Fundamental Restrictions. The Fund has adopted the following "fundamental restrictions," which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (1) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (2) more than 50% of its outstanding shares.

     As a matter of fundamental policy, the Fund may not:

     1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

     2.   Issue senior securities, except as permitted by the 1940 Act;

     3. Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

     4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

     5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

     6. Make investments for the purpose of exercising control or management over a portfolio company;

     7. Invest in securities of other registered investment companies, except as permitted under the 1940 Act (which investments may include, without limitation, investments in money market funds);

     8. Make loans, provided that the Fund may lend its portfolio securities, and provided further that, for purposes of this restriction, investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan;

     9. Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

     10. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices; and

     11. Invest 25% or more of its total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

     Non-Fundamental Restrictions. The Fund has also adopted the following non-fundamental investment restrictions, which may be changed by the Trustees at their discretion.

     As a matter of non-fundamental policy, the Fund may not:

     1. Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs; and

     2. Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

     With respect to the "fundamental" and "non-fundamental" investment restrictions, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing funds and issuing senior securities are exceptions to this general rule.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     Subject to the general supervision of the Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. The Adviser shall manage the Fund's portfolio in accordance with the terms of the Investment Advisory Agreement by and between the Adviser and the Fund (the "Advisory Agreement"), which is described in detail under "Management and Administration - Investment Adviser." The Adviser serves as investment adviser for a number of client accounts, including the Fund. Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Adviser.

     Brokerage Selection. The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to brokers. In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Adviser's general guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Adviser's past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execution of portfolio transactions. The Adviser may, however, place portfolio transactions with brokers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on the broker's sales efforts.

     Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

     The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Fund and not all such services may be useful to the Adviser in connection with the Fund. Although such information may be a useful supplement to the Adviser's own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by the Fund.

     The Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere. When a transaction involves exchange listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

     For the fiscal year ended February 28, 2005, the Fund paid brokerage commissions of $4,486; none of which was paid to the Distributor. For the fiscal year ended February 29, 2004, the Fund paid brokerage commissions of $9,485; none of which was paid to the Distributor.

     Aggregated Trades. While investment decisions for the Fund are made independently of the Adviser's other client accounts, the Adviser's other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the

Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

     Portfolio Turnover. The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

                            DESCRIPTION OF THE TRUST

     The Trust, which is a statutory trust organized under Delaware law on November 22, 2002, is an open-end management investment company. The Trust's Amended and Restated Agreement and Declaration of Trust ("Trust Instrument") authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently offers only one series of shares, the CM Advisers Fund. The number of shares in the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

     In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

     Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote.

     The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

     The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee's bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

     The Trust will not hold an annual shareholders' meeting unless required by law. There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act. As set forth in the Trust's Amended and Restated By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

             BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS

     The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

     Trustees and Officers. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years. Those Trustees who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser are indicated in the table.


-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------
                                                                                                 Number of
                                   Position(s)      Length of       Principal Occupation(s)        Funds
     Name, Address and Age       Held with Trust     Service          During Past 5 Years        Overseen      Other Directorships
-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------

                                                        Independent Trustees
-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------
Brian R. Bruce (49)                  Trustee      Since 5/2003   Mr.   Bruce   has   been  the       1                None
260 Franklin Street                                              Director       of      Global
Boston, MA  02110                                                Investments    of    PanAgora
                                                                 Asset     Management    since
                                                                 December     1999.     Before
                                                                 joining  PanAgora,  Mr. Bruce
                                                                 was a  professor  at Southern
                                                                 Methodist   University   from
                                                                 January   1995  to   December
                                                                 1999.
-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------
Mark F. Ivan (48)                    Trustee      Since 5/2003   Mr.   Ivan   has   been   the       1                None
9743 Niwot Road                                                  President   of  Ivan  Capital
Longmont, CO  80504                                              Management,  Inc.  since June
                                                                 1996.
-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------
Richard M. Lewis (45)                Trustee      Since 5/2003   Mr.  Lewis has been the Chief       1       Mr.  Lewis  serves as a
7000 N. Mopac, Suite 150                                         Financial      Officer     of               director of  Net-Sieve,
Austin, TX  78731                                                Worldcall,   Inc.,   a  voice               Inc.,     a     private
                                                                 over    internet     protocol               company whose  business
                                                                 telecom  company,  since  May               is           developing
                                                                 2004.      Before     joining               filtering    appliances
                                                                 Worldcall,  Inc.  he was  the               for     corporate    IT
                                                                 Chief  Financial  Officer  of               environments.
                                                                 Bluecurrent,     Inc.,     an
                                                                 information        technology
                                                                 services  firm,  from January
                                                                 2002  to  May  2004.   Before
                                                                 joining  Bluecurrent,  he was
                                                                 the   Vice    President    of
                                                                 Acquisitions    for    AMPAM,
                                                                 Inc.,    a    plumbing    and
                                                                 mechanical   services   firm,
                                                                 from  August 1999 to December
                                                                 2001.  He was a  Director  of
                                                                 Societe    Generale    before
                                                                 joining AMPAM.
-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------

                                                               14

-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------
A. Zorel Paritzky, M.D. (63)         Trustee      Since 5/2003   Dr.   Paritzky   has  been  a       1                None
16133 Ventura Blvd., #1180                                       physician     with    Cardiac
Encino, CA  91436                                                Associates   Medical   Group,
                                                                 Inc.      since 1974.
-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------
William R. Reichenstein,  Ph.D.      Trustee      Since 5/2003   Dr.  Reichenstein  has been a       1                None
(53)                                                             professor      at      Baylor
9623 Oak Springs Dr.                                             University   since  1990.  He
Waco, TX  76712                                                  is  currently  the  professor
                                                                 of  Finance  and  the Pat and
                                                                 Thomas  R.  Powers  Chair  in
                                                                 Investment    Management    -
                                                                 Finance,  Insurance  and Real
                                                                 Estate.
-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------
                                                 Interested Trustees* and Officers
-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------
Arnold Van Den Berg (65)**          Trustee,      Since 11/2002  Mr.   Van  Den  Berg  is  the       1                None
805 Las Cimas Parkway, Suite        Chairman,                    founder and  President of the
430 Austin, Texas 78746             President                    Adviser.   He   has   been  a
                                                                 portfolio   manager  for  the
                                                                 Adviser  since  1974.  He has
                                                                 also been a  general  partner
                                                                 of  TL   Partners,   L.P.,  a
                                                                 limited    partnership   that
                                                                 invests   in   real   estate,
                                                                 since 1993.
-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------
James D. Brilliant (39)**           Trustee,      Since 5/2003   Mr.    Brilliant    is   Vice       1                None
805 Las Cimas Parkway, Suite        Treasurer                    President    and   a   senior
430 Austin, Texas 78746                                          portfolio   manager   of  the
                                                                 Adviser. He has been with the
                                                                 Adviser   since 1986,  and  a
                                                                 Chartered Financial Analyst
                                                                 (CFA).
-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------
Scott Van Den Berg (38)**           Trustee,      Since 5/2003   Mr.  Van  Den  Berg  is  Vice       1                None
805 Las Cimas Parkway, Suite        Secretary                    President  of the Adviser and
430 Austin, Texas 78746                                          has been with the firm  since
                                                                 1992.   He   is  a  Certified
                                                                 Financial Planner (CFP) and a
                                                                 Chartered   Retirement   Plan
                                                                 Specialist  (CRPS).
-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------
Aaron S. Buckholtz (42)              Trustee      Since 5/2003   Mr.  Buckholtz is a financial       1                None
805 Las Cimas Parkway, Suite                                     analyst  and  a  director  of
430 Austin, Texas 78746                                          the   Adviser  and  has  been
                                                                 with the firm since 1990.
-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------
David V. Swann (39)                   Chief       Since 10/2004  Mr.   Swann  is  a   licensed      n/a                n/a
805 Las Cimas Parkway, Suite       Compliance                    attorney    and   serves   as
430 Austin, Texas 78746              Officer                     Advisers   Chief   Compliance
                                                                 Officer. He has been with the
                                                                 Adviser  since 2003  and  has
                                                                 served as  compliance officer
                                                                 in the industry  since 2000.
-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------
Julian G. Winters, (36)          Asst. Secretary  Since 2/2005   Vice  President,   Compliance      n/a                n/a
The Nottingham Company                                           Administration     of     The
116 South Franklin Street                                        Nottingham            Company
Post Office Box 69                                               (Administrator),  since 1998;
Rocky Mount, NC  27803                                           previously, Fund Accountant.
-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------
Tracey L. Hendricks, (37)        Asst. Treasurer  Since 2/2005   Vice   President,   Financial      n/a                n/a
The Nottingham Company                                           Reporting,   Internal  Audit,
116 South Franklin Street                                        and    Compliance    of   The
Post Office Box 69                                               Nottingham            Company
Rocky Mount, NC  27803                                           (Administrator)  since  2004;
                                                                 previously  Vice President of
                                                                 Special  Projects and Manager
                                                                 of Fund Accounting.
-------------------------------- ---------------- -------------- ------------------------------ ------------ -----------------------

* Each of the Interested Trustees is an Interested Trustee because each is an officer and employee of the Adviser.
** Arnold Van Den Berg and Scott Van Den Berg are related as father and son, respectively. James Brilliant is the son-in-law of Arnold Van Den Berg, and the brother-in-law of Scott Van Den Berg.

     Trustee Standing Committees. The Trustees have established the following standing committees:

     Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee also serves as the Trust's qualified legal compliance committee. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met three times during the Fund's last fiscal year.

     Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

     Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

     Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2004 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

-------------------------------------- ------------------------------------- --------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                  Securities in All Registered
                                                                                 Investment Companies Overseen
                                        Dollar Range of Equity Securities           By Trustee in Family of
           Name of Trustee                          in the Fund                      Investment Companies*
-------------------------------------- ------------------------------------- --------------------------------------
                                               Independent Trustees
-------------------------------------- ------------------------------------- --------------------------------------
Brian R. Bruce                                          A                                      A
-------------------------------------- ------------------------------------- --------------------------------------
Mark F. Ivan                                            B                                      B
-------------------------------------- ------------------------------------- --------------------------------------
Richard M. Lewis                                        A                                      A
-------------------------------------- ------------------------------------- --------------------------------------
A. Zorel Paritzky, M.D. A A
-------------------------------------- ------------------------------------- --------------------------------------
William R. Reichenstein, Ph.D.                          A                                      A
-------------------------------------- ------------------------------------- --------------------------------------
                                               Interested Trustees
-------------------------------------- ------------------------------------- --------------------------------------
Arnold Van Den Berg                                     E                                      E
-------------------------------------- ------------------------------------- --------------------------------------
James D. Brilliant                                      E                                      E
-------------------------------------- ------------------------------------- --------------------------------------
Scott Van Den Berg                                      E                                      E
-------------------------------------- ------------------------------------- --------------------------------------
Aaron S. Buckholtz                                      E                                      E
-------------------------------------- ------------------------------------- --------------------------------------

   * The Fund is the only series of the Trust.

     Approval of the Investment Advisory Agreement. As discussed in the "Investment Adviser" section below, the Trustees must specifically approve the Advisory Agreement and its renewal and continuance. In evaluating whether to approve the Advisory Agreement, the Trustees reviewed information and materials provided by the Adviser relating to the Adviser and its proposed services to the Fund, as well as other materials and comparative reports provided by the Fund's other service providers.

     In deciding on whether to approve the Advisory Agreement, the Trustees considered numerous factors, including: (1) the nature and extent of the services provided by the Adviser; (2) the Adviser's personnel and methods of operating; (3) the financial condition of the Adviser; (4) the Adviser's investment strategy for the Fund; (5) the investment performance of the Fund and the Adviser; (6) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund;
(7) overall expenses of the Fund (taking into consideration the Expense Limitation Agreement between the Fund and the Adviser); (8) the extent to which economies of scale would be realized as the Fund grows; and (9) whether fee levels reflect these economies of scale for the benefit of Fund investors..

     Based upon its evaluation of the information, materials and factors described above, the Trustees concluded for the Fund: (1) that the terms of the Advisory Agreement were reasonable and fair; (2) that the fees to be paid to the Adviser under the Advisory Agreement and the Fund's expense ratio as compared to similar funds are reasonable and fair; (3) that they were satisfied with the Adviser's proposed services, personnel and investment strategy; and (4) that it was in the best interest of the Trust and the Fund to enter into the Advisory Agreement. Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreement or interested persons of the Adviser, unanimously approved the Advisory Agreement for the Fund for an initial two-year period.

     Compensation. Officers of the Trust and Trustees who are interested persons of the Trust or the Adviser will receive no salary or fees from the Trust. Disinterested Trustees receive $3,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings. The following table reflects the amount of compensation received by each Trustee for the fiscal year ended February 28, 2005.

----------------------------- ----------------- ------------------------- ----------------- -------------------------
                                                                              Estimated        Total Compensation
                                  Aggregate       Pension or Retirement        Annual          From Fund and Fund
                                Compensation       Benefits Accrued As      Benefits Upon       Complex Paid to
      Name of Trustee           From the Fund     Part of Fund Expenses      Retirement            Trustees*
----------------------------- ----------------- ------------------------- ----------------- -------------------------
                                                Independent Trustees
----------------------------- ----------------- ------------------------ ------------------ -------------------------
Brian R. Bruce                     $3,650                None                  None                  $3,650
----------------------------- ----------------- ------------------------ ------------------ -------------------------
Mark F. Ivan                       $3,650                None                  None                  $3,650
----------------------------- ----------------- ------------------------ ------------------ -------------------------
Richard M. Lewis                   $3,450                None                  None                  $3,450
----------------------------- ----------------- ------------------------ ------------------ -------------------------
A. Zorel Paritzky, M.D.            $3,550                None                  None                  $3,550
----------------------------- ----------------- ------------------------ ------------------ -------------------------
William   R.   Reichenstein,       $3,650                None                  None                  $3,650
Ph.D.
----------------------------- ----------------- ------------------------ ------------------ -------------------------
                                                Interested Trustees
----------------------------- ----------------- ------------------------ ------------------ -------------------------
Arnold Van Den Berg                 None            Not Applicable        Not Applicable              None
----------------------------- ----------------- ------------------------ ------------------ -------------------------
James D. Brilliant                  None            Not Applicable        Not Applicable              None
----------------------------- ----------------- ------------------------ ------------------ -------------------------
Scott Van Den Berg                  None            Not Applicable        Not Applicable              None
----------------------------- ----------------- ------------------------ ------------------ -------------------------
Aaron S. Buckholtz                  None            Not Applicable        Not Applicable              None
----------------------------- ----------------- ------------------------ ------------------ -------------------------

* Each of the Trustees serves as a Trustee to the one fund of the Trust.

     Principal Holders of Voting Securities. As of June 13, 2005, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) approximately 2.45% of the then outstanding shares of the Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the Fund as of June 13, 2005.

          Name and Address                 Amount and Nature
        of Beneficial Owner             of Beneficial Ownership       Percent
        -------------------             -----------------------       -------

     Charles Schwab & Co., Inc.          2,373,392.101 Shares         26.43%*
 Special Custody A/C FBO Customers
      Attn: Mutual Funds Dept
       101 Montgomery Street
      San Francisco, CA 94104

     * Deemed to "control" the shares of the Fund, as defined by applicable SEC regulations. The Fund believes that such entity does not have a beneficial interest of such shares.

                          MANAGEMENT AND ADMINISTRATION

     Investment Adviser. Information about the Adviser, Van Den Berg Management, Inc. d/b/a CM Fund Advisers, 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746, and its duties and compensation as Adviser is contained in the Prospectus. The Adviser has been engaged in the investment advisory business since 1974 and, as of February 28, 2005, managed approximately $2.25 billion under the assumed (d/b/a) name "Century Management."

     The Adviser supervises the Fund's investments pursuant to the Advisory Agreement Advisory Agreement. The Advisory Agreement was effective for an initial two-year period and is currently renewed only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

     The Adviser manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Adviser is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. Arnold Van Den Berg (President and a senior portfolio manager of the Adviser) and James D. Brilliant (Vice President and a senior portfolio manager of the Adviser) are responsible for the day-to-day management of the Fund's portfolio.

     Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Agreement.

     The Adviser receives a monthly management fee equal to an annual rate of 1.25% the Fund's net assets. In addition, the Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 2.00% of the average daily net assets of the Fund for the fiscal year ending February 28, 2006. As a result, the Fund's "Total Annual Fund Operating Expenses" (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) will be limited to 2.25%, as indicated in the Prospectus. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund. For the fiscal year ended February 28, 2005, the Adviser received its fee in the amount of $572,574 after voluntarily waiving a portion of its fee in the amount of $164,720. For the fiscal year ended February 29, 2004, the Adviser received its fee in the amount of $45,313 after voluntarily waiving a portion of its fee in the amount of $129,746.

     In addition to the management fee described above, the Adviser may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under
Section 28(e) of the 1934 Act and the terms of the Advisory Agreement. For a description of these potential benefits, see the description under "Portfolio Transactions And Brokerage Allocation - Brokerage Selection."

     Compensation of Portfolio Managers. The portfolio managers are principals of the Adviser and their compensation varies with the general success of the Adviser as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Adviser for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.

     Ownership of Fund Shares by Portfolio Managers. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund's fiscal year ended February 28, 2005 stated as one of the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000;
$100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

   ------------------------------------- ----------------------------------
                                                  Dollar Range of
                                                 Equity Securities
        Name of Portfolio Manager                   in the Fund
   ------------------------------------- ----------------------------------
   Arnold Van Den Berg                            Over $1,000,000
   ------------------------------------- ----------------------------------
   James D. Brilliant                           $500,000-$1,000,000
   ------------------------------------- ----------------------------------

     Other Accounts Managed by Portfolio Managers. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of the end of the Fund's fiscal year ended February 28, 2005.

----------------------------- -------------------------------- -------------------------------- --------------------------------
                                Registered Investment             Other Pooled Investment
                                     Companies                         Vehicles                        Other Accounts
                                     ---------                         --------                        --------------
                                 Number of                       Number of                        Number of
           Name                   Accounts     Total Assets       Accounts       Total Assets      Accounts     Total  Assets
----------------------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
Arnold Van Den Berg & James         0               $0               0               $0              2873       $2,184,382,959
D. Brilliant
----------------------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
Accounts where compensation         0               $0               0               $0              177         $148,500,999
is based upon account
performance
----------------------------- --------------- ---------------- --------------- ---------------- --------------- ----------------


     Portfolio Managers' Conflicts of Interests. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts are separately managed private clients ("Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, be compared to the same index the Fund uses for performance comparison or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.

     Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. The portfolio managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa.

     Investment Opportunities: The Adviser provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Adviser may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Adviser with regard to other client accounts where the Adviser is paid based on a percentage of assets in that the Adviser may have an incentive to allocate the investment ideas opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains.

     Administrator. The Trust has entered into a Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives an administration fee at the following annual rates: on the first $50 million of the Fund's net assets, 0.150%; on the next $50 million, 0.125%; on the next $50 million, 0.100%; on all assets over $150 million, 0.075%, with a minimum administration fee of $2,000 per month. In addition, the Administrator receives a monthly fund accounting fee of $2,250 for the first class of shares of the Fund and $750 for each additional class of shares of the Fund and an asset based fee of 1 basis point for accounting and recordkeeping services for the Fund. For services to the Fund for the fiscal year ended February 28, 2005, the Administrator received $86,229 in fund administration fees and $32,898 in fund accounting fees. For services to the Fund for the fiscal year ended February 29, 2004, the Administrator received $24,194 in fund administration fees and $21,556 in fund accounting fees. The Administrator also receives the following to procure and pay the custodian for the Trust: 0.020% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum aggregate annual fee of $4,800. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and will be reimbursed for out-of-pocket expenses.

     The  Administrator  performs  the  following  services  for the  Fund:  (1)
procures on behalf of the Trust, and coordinates with, the custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law;
(5) assists or supervises the preparation by third parties of all federal, state, and local tax returns and reports of the Fund required by applicable law;
(6) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also provides certain accounting and pricing services for the Fund.

     Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,500 per month, plus $500 per month for each additional class of shares. In addition, the Transfer Agent shall be entitled to reimbursement of actual out-of-pocket expenses incurred by the Transfer Agent on behalf of the Trust or the Fund. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. For the fiscal year ended February 28, 2005, the Transfer Agent received $18,000 in such shareholder servicing fees. For the fiscal year ended February 29, 2004, the Transfer Agent received $14,323 in shareholder servicing fees.

     Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a distribution agreement (the "Distribution
Agreement") approved by the Trustees. The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc. and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund. Under the Distribution Agreement, the Distributor is paid $5,000 per annum for its services. The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

     The Fund has adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 of the 1940 Act (see "Management of the Fund - Distribution Plan" in the Prospectus and "Purchases, Redemptions and Special Shareholder Services - Additional Information" below). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) was approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement. The Plan provides that the Trust's Treasurer shall provide to the Trustees, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures.

     Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency fees as a percentage of assets (unless and until the Fund has a sufficient number of accounts to exceed the minimum monthly transfer agency fees), savings to the Fund in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Trustees annually.

     Under the Plan the Fund may expend up to 0.25% of the Fund's average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells shares may not exceed 0.25% of the Fund's average annual net asset value.

     Custodian. Wachovia Bank, N.A. ("Custodian"), 123 South Broad Street, Institutional Custody - PA4942, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

     Compliance Services Administrator. The Trust has entered into a compliance services arrangement with Nottingham Compliance Services, LLC ("NCS"), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which NCS, an affiliate of the Administrator, will assist the Trust's Chief Compliance Officer in preparing and updating the Trust's compliance manual, and in monitoring and testing compliance with the policies and procedures under the Trust's compliance manual.

     Independent Registered Public Accounting Firm. The Trustees have selected the firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102-1732, to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund's federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

     Such firm will audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

     Legal Counsel. Kilpatrick Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, serves as legal counsel to the Trust and the Fund.

                                 CODE OF ETHICS

     The Trust and the Adviser each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). The code permits employees and officers of the Trust and the Adviser to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the code requires that portfolio managers and other investment personnel of the Adviser report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

                              PROXY VOTING POLICIES

     The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Fund, subject to oversight of the Trustees. Copies of the Trust's Proxy Voting and Disclosure Policy and the Adviser's Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

     No later than August 31 of each year, the Fund must file Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. The Fund's proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-800-773-3863. This information is also available on the SEC's website at http://www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund's policy, the Fund and Adviser generally will not disclose the Fund's portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Adviser may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

     The Fund will publicly disclose a complete schedule of the Fund's portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund's fiscal quarter end and will remain accessible until the posting of the next fiscal quarter's portfolio holdings report. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-773-3863. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund's Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

     The Fund and/or Adviser may share non-public portfolio holdings information with the Fund's service providers, such as the Fund's accountants, Administrator, custodian, the Fund's counsel, and ADP Investor Communication Services, Inc., a proxy voting recordkeeping service that assists the Adviser in voting proxies for the Fund, that require such information for legitimate business and Fund oversight purposes. The Fund and/or Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund's service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the Adviser determines that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Adviser is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund's portfolio holdings information.

     The Fund's policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Adviser and Administrator are required to report to the Trustees any known disclosure of the Fund's portfolio holdings to unauthorized third parties. The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information.

             PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES

     Purchases. Reference is made to "Purchasing Shares" in the Prospectus for more information concerning how to purchase shares. Specifically, potential investors should refer to the Prospectus for information regarding purchasing shares by mail or bank wire, and for information regarding telephone orders. The Prospectus also describes the Fund's automatic investment plan and certain rights reserved by the Fund with respect to orders for Fund shares. The following information supplements the information regarding share purchases in the Prospectus:

     Pricing of Orders. Shares of the Fund will be offered and sold on a continuous basis. The purchase price of shares of the Fund is the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE") on days that the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under "Net Asset Value" below. The Fund's net asset value is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes will be executed at the price calculated as of that time on the next business day.

     Regular Accounts. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.

     Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

     Share Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

     The Fund reserves the right in its sole discretion to: (1) suspend the offering of its shares; (2) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (3) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economics can be achieved in sales of Fund shares.

     Redemptions. Reference is made to "Redeeming Shares" in the Prospectus for more information concerning how to purchase shares. Specifically, investors wishing to redeem shares in the Fund should refer to the Prospectus for information regarding redeeming shares by mail, telephone/fax or bank wire. The Prospectus also describes the Fund's policy regarding accounts that fall below the Fund's required minimums, redemptions in kind, signature guarantees and other information about the Fund's redemption policies. The following information supplements the information regarding share redemptions in the
Prospectus:

     Suspension of Redemption Privileges and Postponement of Payment. The Fund may suspend redemption privileges or postpone the date of payment (1) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC;
(2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (3) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds, and the assessment of a redemption fee on redemptions of Fund shares occurring within one year following the issuance of such shares. For information on the redemption fee, see "Redeeming Shares - Fees on Redemptions" in the Prospectus.

     Involuntary Redemptions. In addition to the situations described in the Prospectus under "Redeeming Fund Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder's account if the Fund is unable to verify the shareholder's identity.

     Additional Information. Following is additional information regarding certain services and features related to purchases, redemptions and distribution of Fund shares. Investors who have questions about any of this information should call the Fund at 1-800-773-3863.

     Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at CM Advisers Family of Funds c/o N.C. Shareholder Services, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

     Mailing Shareholder Communications. Accounts having the same mailing address may consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

     Plan under Rule 12b-1. As discussed in the "Management and Administration - Distributor " section above, the Fund has adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 of the 1940 Act for the Fund. Under the Plan, the Fund may pay for services related to the distribution of shares of the Fund with up to 0.25% of the Fund's assets on an annual basis. The Trustees will take into account the expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of renewal of the Plan. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to shares of the Fund; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund; (d) training sales personnel regarding the shares of the Fund; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares. Under the Plan, the Distributor is compensated regardless of its out-of-pocket expenditures. The Fund does not participate in any joint distribution activities with other investment companies nor is the Fund aware of any interested person of the Fund or any director who is not an interested person of the Fund having any direct or indirect financial interest in the Plan or related agreements.

     Dealers. The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as NASD. None of the aforementioned compensation is paid directly by the Fund or its shareholders although the Distributor may use a portion of the payment it receives under the Distribution Plan to pay these expenses.

                                 NET ASSET VALUE

     The net asset value and net asset value per share of the Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier). The Fund's net asset value per share is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value per share of the Fund will not be calculated.

     In computing the Fund's net asset value, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share of the Fund.

     The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of the Fund are valued as follows:

     o Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

     o Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

     o Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

     o Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximate market value.

     o Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities of the Fund and the allocable portion of any general assets are conclusive.

                           ADDITIONAL TAX INFORMATION

     The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

     The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund's business of investing in such stock, securities or currencies. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

     An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

     The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

     Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

     If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

     Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

     Each series of the Trust, including the Fund, will designate (1) any dividend of qualified dividend income as qualified dividend income; (2) any tax-exempt dividend as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

     If the Fund declares a dividend in October, November or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

     A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

     In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2005) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

     Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

     Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

     The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.

                      ADDITIONAL INFORMATION ON PERFORMANCE

     From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund's contracts. Performance figures will be given for the recent one, five or ten year periods or for the life of the Fund if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that the Fund's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

     The following is a brief description of how performance is calculated. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable). These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

     The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ERV

Where    P = a hypothetical  initial  payment of $1,000
         T = average annual total return
         n = number of years
         ERV = Ending  Redeemable  Value of a  hypothetical  initial  payment of
               $1,000

     The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATVd

Where    P = a hypothetical  initial  payment of $1,000
         T = average annual total return (after taxes on distributions) n = number of years
         ATVD = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption


     The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                P(1+T)^n = ATVdr

Where    P = a hypothetical initial payment of $1,000
         T = average  annual total  return  (after  taxes on  distributions  and redemptions)
         n = number of years
         ATVDR = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

     The calculation of average annual total return and aggregate total return assume an initial $1,000 investment and reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     The average annual total returns before taxes on distributions of the Fund for the fiscal year ended February 28, 2005 and the period since May 13, 2003, date of commencement of operations of the Fund ("Inception"), through February 28, 2005 were 7.36% and 8.23%, respectively. The cumulative total return before taxes on distributions of the Fund since Inception through February 28, 2005 was 15.30%.

     The average annual total returns after taxes on distributions of the Fund for the fiscal year ended February 28, 2005 and the period since Inception through February 28, 2005 were 7.32% and 8.21%, respectively. The cumulative total return after taxes on distributions of the Fund since Inception through February 28, 2005 was 15.26%.

     The average annual total returns after taxes on distributions and sale of shares of the Fund for the fiscal year ended February 28, 2005 and the period since Inception through February 28, 2005 were 4.84% and 7.03%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Fund since Inception through February 28, 2005 was 13.01%.

     The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Russell 3000, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. The Fund may also measure its performance against the S&P 500 Index, which ranks the performance of mutual funds that have an objective of growth of capital. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. The Fund may also compare its performance to other reports of the performance of managed accounts of the Adviser. Of course, there can be no assurance the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

     The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

     As indicated, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

     o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

     o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

     Investors may use such indices in addition to the Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

     From time to time, the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                              FINANCIAL STATEMENTS

     The audited financial statements for the fiscal year ended February 28, 2005, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The Fund may acquire from time to time debt securities as described in the Prospectus and this SAI. The Fund is not restricted with respect to yield, maturity or credit quality of any debt securities, so that the Fund may purchase debt securities that are of high quality "investment grade" ("Investment-Grade Debt Securities") or of lower quality with significant risk characteristics (e.g., "junk bonds"). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R) Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

     AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody's Investor Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:

     Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels
- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

     MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

     VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings.

     AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. It is assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA - Very high credit quality. The rating AA denotes a very low expectation of credit risk. It indicates a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

     BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings.

     F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

     F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

     F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term securities rated B, C and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC", nor to short-term ratings other than "F1". The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

While the foregoing descriptions of the ratings systems used by the Adviser distinguishes between "Investment-Grade Debt Securities" and more speculative debt securities, as stated above the Fund is not limited with respect to the yield, maturity or credit quality of the debt securities in which it invests. Accordingly, the Fund's portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

                       APPENDIX B - PROXY VOTING POLICIES


The following proxy voting policies are provided:

     (1)  the Trust's Proxy Voting and Disclosure Policy and
     (2) the Adviser's Proxy Voting and Disclosure Policy, including a detailed description of the Adviser's specific proxy voting guidelines.

                           CM ADVISERS FAMILY OF FUNDS

                       PROXY VOTING AND DISCLOSURE POLICY


I.  Introduction

Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (the "Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

The IC Amendments require that the CM Advisers Family of Funds (the "Trust") and its sole series of shares, the CM Advisers Fund (the "Fund"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that the Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.  Specific Proxy Voting Policies and Procedures

     A.   General

     The Trust and the Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of Fund's shareholders.

     B.   Delegation to Fund's Adviser

     The Trust's Board of Trustees ("Board") believes that CM Fund Advisers ("CM"), as the Fund's investment adviser, is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, CM, the Fund's investment adviser, is hereby delegated the following duties:

     (i)  to make the proxy voting decisions for the Fund; and
     (ii) to assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and
          (d) whether the Fund cast its vote for or against management.

     The Board, including a majority of the independent trustees of the Board, must approve CM's Proxy Voting and Disclosure Policy ("CM's Voting Policy") as it relates to the Fund. The Board must also approve any material changes to CM's Voting Policy no later than four (4) months after adoption by CM.

     C.   Conflicts

     In cases where a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund's shareholders
     (i) when a vote is cast consistent with a specific voting policy as set forth in CM's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below).

III. Fund Disclosure

     A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

     Beginning with the Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   Disclosure of the Fund's Complete Proxy Voting Record

     In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, the Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve-month period ended June 30 by no later than August 31 of each year.

     The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

      (i)   The name of the issuer of the portfolio security;
      (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
      (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
      (iv)  The shareholder meeting date;
      (v)   A brief identification of the matter voted on;
      (vi) Whether the matter was proposed by the issuer or by a security holder;
      (vii) Whether the Fund cast its vote on the matter;
      (viii)How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
      (ix)  Whether the Fund cast its vote for or against management.

     The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

     The Fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.  Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)  A copy of this Policy;
(ii) Proxy statements received regarding Fund's securities;
(iii) Records of votes cast on behalf of Fund; and
(iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of CM's records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by CM that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.   Proxy Voting Committee

     A.   General

     The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or CM, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

     B.   Powers and Methods of Operation

     The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy

     Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.  Other

     This Policy may be amended, from time to time, as determined by the Board.



Adopted as of this 7th day of May, 2003.

                     CENTURY MANAGEMENT AND CM FUND ADVISERS

                       PROXY VOTING AND DISCLOSURE POLICY
                            (Adopted August 6, 2003)


I.  Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the Adviser has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments").

The Advisers Act Amendments require that Century Management and the CM Advisers Fund (collectively "Adviser" or "We") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Adviser has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that Adviser complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the CM Advisers Fund ("Fund"), its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these policies and following the procedures recited herein.

II.  Specific Proxy Voting Policies and Procedures

Adviser believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Adviser is committed to voting corporate proxies in the manner that serves the best interests of their clients.

The following details Adviser's philosophy and practice regarding the voting of proxies.

     A.   General

     Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

     B.   Procedures

     To implement Adviser's proxy voting policies, Adviser has developed the following procedures for voting proxies.

     i. Upon receipt of a corporate proxy by Adviser, the special or annual report and the proxy are submitted to Adviser's proxy voting manager (the "Proxy Manager"), currently David Swann. The Proxy Manager will then vote the proxy in accordance with this policy. For any proxy proposal not clearly addressed by this policy, the Proxy Manager will consult with Adviser's Vice President, currently James Brilliant, before voting the proxy.

     ii. The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and any other material submitted with the proxy. The Proxy Manager shall take into consideration what vote is in the best interests of clients and the provisions of Adviser's Voting Guidelines in Section C below. The Proxy Manager will then vote the proxies.

     iii. The Proxy Manager shall be responsible for maintaining copies of each special or annual report, proxy proposal, and other material submitted with the proxy, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Adviser's files.

     C.   Absence of Proxy Manager

     In the event that the Proxy Manager is unavailable to vote a proxy, then James Brilliant shall perform the Proxy Manager's duties with respect to such proxy in accordance with the policies and procedures detailed above.

III. Voting Guidelines

While Adviser's policy is to review each proxy proposal on its individual merits, Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

     A.   Corporate Governance

               1.   Election of Directors and Similar Matters

               In an uncontested election, Adviser will generally vote in favor of management's proposed directors. In a contested election, Adviser will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company's Board of Directors, Adviser will review any contested proposal on its merits.

               Notwithstanding the foregoing, Adviser expects to generally vote against proposals to:

               o    Adopt or continue the use of a classified  Board  structure;
                    and
               o Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).
               o Limit directors' liability and reduce directors' indemnification rights;

               2.   Audit Committee Approvals

               Adviser generally supports proposals that help ensure that a company's auditors are independent and capable of delivering a fair and accurate opinion of a company's finances. Adviser will generally vote to ratify management's recommendation and selection of auditors.

               3.   Shareholder Rights

               Adviser  will  consider all  proposals  that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Adviser expects to generally support proposals to:

               o Adopt confidential voting and independent tabulation of voting results; and
               o    Require shareholder approval of poison pills;

               And expects to generally vote against proposals to:

               o    Adopt super-majority voting requirements; and
               o    Restrict  the  rights  of   shareholders   to  call  special
                    meetings, amend the bylaws or act by written consent.

               4. Anti-Takeover Measures, Corporate Restructurings and Similar Matters

               Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company's stock.

               Notwithstanding the foregoing, Adviser expects to generally support proposals to:

               o    Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
               o    Adopt fair price requirements  (i.e.,  requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and
               o    Require shareholder approval of "poison pills."

               And expects to generally vote against proposals to:

               o    Adopt classified boards of directors;
               o Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
               o Require a company to consider the non-financial effects of mergers or acquisitions.

               5.   Capital Structure Proposals

               Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

               Notwithstanding the foregoing, Adviser expects to generally support proposals to:

               o    Favor preemptive rights.

     B.   Compensation

               1.   General

               Adviser generally supports proposals that encourage the disclosure of a company's compensation policies. In addition, Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Adviser may consider any contested proposal related to a company's compensation policies on a case-by-case basis.

               Notwithstanding the foregoing, Adviser expects to generally support proposals to:

               o    Require shareholders approval of golden parachutes

               And expects to generally vote against proposals to:

               o    Adopt   measures   that  appear  to  the  Proxy  Manager  to
                    arbitrarily change executive or employee benefits.

               2. Stock Option Plans and Share Issuances

               Adviser evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Adviser may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares be purchased in the open market.

               Notwithstanding the foregoing, Adviser expects to generally vote against proposals to:

               o Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

     C.   Corporate Responsibility and Social Issues

     Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company's management that should be addressed solely by the company's management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

     Adviser will generally vote against proposals involving corporate responsibility and social issues, although Adviser may vote for corporate responsibility and social issue proposals that Adviser believes will have substantial positive economic or other effects on a company or the company's stock.

IV.  Conflicts

In cases where Adviser is aware of a conflict between the interests of a client(s) and the interests of Adviser or an affiliated person of Adviser (e.g., a portfolio holding is a client or an affiliate of a client of Adviser), the Adviser will take the following steps:

i. With respect to clients that are registered investment companies, the Adviser will notify the client of the conflict and will vote the client's shares in accordance with the instructions of the client's Board of Trustees; and

ii.  With respect to other clients, the Adviser will:

     o vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Adviser's vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and
     o for other matters, will engage an independent third party (e.g., a proxy voting service) to review issues and vote proxies based on their determination of what is in the best interest of the client(s).

V.  Adviser Disclosure of How to Obtain Voting Information

On or before August 6, 2003, Rule 206(4)-6 requires Adviser to disclose in response to any client request how the client can obtain information from Adviser on how its securities were voted. Adviser will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Adviser. Upon receiving a written request from a client, Adviser will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Adviser will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Adviser will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.  Recordkeeping

Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:

i.   A copy of this Policy;

ii.  Proxy Statements received regarding client securities;

iii. Records of votes cast on behalf of clients;

iv. Any documents prepared by Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision;

v.   Records of client requests for proxy voting information, and

vi. With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Adviser and, upon reasonable written request, shall deliver such records to the Fund. These records may be kept as part of Adviser's records.

Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Adviser that are maintained with a third party such as a proxy voting service, provided that Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

VII.   Amendments

This policy may be amended at any time by Adviser, provided that material changes to this policy that affect proxy voting for a registered investment company managed by the Adviser shall be ratified by such registered investment company within four (4) months of adoption by Adviser.